Exhibit 10.01

CONVERSION PRICE ADJUSTMENT AGREEMENT

This conversion price adjustment agreement (“Agreement”) dated as of November 25, 2020 is by and among Sabby Healthcare Master Fund, Ltd., Sabby Volatility Warrant Master Fund, Ltd. (collectively, “Sabby”) and Inspyr Therapeutics, Inc., a Delaware corporation (the “Company”). Any terms not specifically defined herein shall have the definition ascribed to them in the Securities Purchase Agreement, dated as of December 13, 2018, by and among the Company and Sabby.

WHEREAS, Sabby holds, in the aggregate, $2,383,150.23 principal amount of convertible debentures and notes in the Company which have been issued from time to time since September 2017 (the (“Loan Instruments”), which Loan Instruments are summarized and set forth on Annex A attached hereto;

WHEREAS, the Loan Instruments consist of convertible and non-convertible debt obligations of the Company;

WHEREAS, the parties which to make all of the Loan Instruments convertible on the same conversion terms;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereby agree as follows:

1.	Conversion Terms. The Loan Instruments are hereby amended to have a “Conversion Price” equal to the lesser of (i) $0.33 (“Set Conversion Price”) and (ii) 85% of the lowest VWAP during the five Trading Days immediately prior to the Conversion Date, subject to adjustment herein (the “Conversion Price”). In the event that a Loan Instrument does not currently have a conversion feature, such Loan Instrument is hereby amended such that Sections 4 and 5 of the convertible Loan Instruments are incorporated by reference therein.

2.	Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument. Except as expressly set forth above, all of the other terms and conditions of the Transaction Documents and Loan Instruments shall continue in full force and effect after the execution of this Agreement and shall not be in any way changed, modified or superseded by the terms set forth herein, including, but not limited to, any other obligations the Company may have to the undersigned under the Transaction Documents.

3.	Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the state of New York.

[SIGNATURE PAGE TO FOLLOW]

The undersigned hereby executes this Agreement as of the date first set forth above.

Inspyr Therapeutics, Inc.

By:
Name: Michael Cain
Title: Chief Executive Officer

SABBY HEALTHCARE MASTER FUND, LTD:

By:
Name: Robert Grundstein
Title: Chief Operating Officer and General Counsel

SABBY VOLATILITY WARRANT MASTER FUND, LTD

By:
Name: Robert Grundstein
Title: Chief Operating Officer and General Counsel

ANNEX A